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                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Medis Technologies Ltd., we hereby consent to the use of our report dated March 13, 2001 in this registration statement on Form S-1, and to all references to our Firm included in or made part of this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP


January 30, 2002
New York, New York